EXHIBIT 10.7

                              ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT, made and entered into as of July 2, 1999, by and among, USA Digital, Inc., a Nevada corporation (the "HOLDING COMPANY"), DSA Computer, Inc., a Florida corporation (the "ACQUIRED COMPANY"), and David Seal, an individual residing in Florida (the "SELLER").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Holding Company is engaged in the business of acquiring internet service providers, switchless resellers, interconnect companies and various other communication companies, so as to be able to offer its customer base a complete variety of convergent communication products and services; and

         WHEREAS, the Holding Company is publicly traded; and

         WHEREAS, the Acquired Company is engaged in the business of a computer sales and the sale of related products and services to predominately small to medium sized businesses; and

         WHEREAS, the Seller owns all of the issued and outstanding shares of the common stock, par value $1.00 per share, of the Acquired Company (the "STOCK") and desires to sell the Stock to the Holding Company; and

         WHEREAS, the Holding Company desires to purchase the Stock for the purpose of owning and operating the Acquired Company as a wholly owned subsidiary; and

         WHEREAS, the parties desire the Holding Company to acquire from the Seller all of the Stock in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the premises herein set forth, and the mutual promises and respective representations and warranties of the parties, one to another made herein, and the reliance of each party upon the other(s) based hereon, the parties hereto adopt this plan of reorganization and agree, as follows:

                                    ARTICLE I
                               PRELIMINARY MATTERS

         SECTION 1.01. RECITALS. The parties acknowledge the recitals herein above set forth in the preamble are correct, incorporated herein and are made a part of this Agreement.

         SECTION 1.02. EXHIBITS AND SCHEDULES. Exhibits (which are documents to be executed and delivered at the Closing (as hereinafter defined) by the party identified therein or in the provision requiring its delivery) and Schedules (which are documents setting forth information about either the Acquired Company or the Holding Company) referred to herein and annexed hereto are, by this reference, incorporated herein and made a part of this Agreement, as if set forth fully herein.

         SECTION 1.03. USE OF WORDS AND PHRASES. Natural persons may be identified by last name, with such additional descriptors as may be desirable. The words "herein," "hereby," "hereunder," "hereof," "herein before," "hereinafter" and any other equivalent words refer to this Agreement as a whole and not to any particular Article, Section or other subdivision hereof. The words, terms and phrases defined herein and any pronoun used herein shall include the singular, plural and all genders. The word "and" shall be construed as a coordinating conjunction unless the context clearly indicates that it should be construed as a copulative conjunction.

         SECTION 1.04. ACCOUNTING TERMS. All accounting terms not otherwise defined herein shall have the meanings assigned to them under the profession's generally accepted accounting principles ("GAAP") unless specifically referenced to regulatory accounting principles.

         SECTION 1.05. CALCULATION OF TIME LAPSE OR PASSAGE; ACTION REQUIRED ON HOLIDAYS. When a provision of this Agreement requires or provides for the calculation of the lapse or passage of a time period, such a time period shall be calculated by treating the event which starts the lapse or passage as zero; provided, that this provision shall not apply to any provision which specifies a certain day for action or payment, e.g. the first day of each calendar month. Unless otherwise provided, the term "month" shall mean a period of thirty days and the term "year" shall mean a period of 360 days, except that the term "calendar year" shall mean the actual calendar year period. If any calendar day on which action is required to be taken or payment is required to be made under this Agreement is not a business day (meaning Monday through Friday, excluding national holidays), then such action or payment shall be taken or made on the next succeeding business day.

         SECTION 1.06. USE OF TITLES, HEADINGS AND CAPTIONS. The titles, headings and captions of Articles, sections, paragraphs and other subdivisions contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said articles, sections, paragraphs and other subdivisions.

                                   ARTICLE II
                            TERMS OF THE TRANSACTION

         SECTION 2.01. PURCHASE AND SALE OF STOCK. Upon and subject to the terms and conditions of this Agreement, the Seller agrees to sell, assign, deliver and transfer to the Holding Company, and the Holding Company agrees to purchase and accept delivery from the Seller at the Closing, all of the Stock, free and clear of all liens, pledges, security interests, claims, charges, restrictions, equities or encumbrances of any kind whatsoever (the "ACQUISITION").

         SECTION 2.02. PURCHASE PRICE. As consideration for the Stock, the Holding Company shall issue and deliver to the Seller, forty thousand (40,000) shares of preferred stock (the "PREFERRED STOCK"). The Preferred Stock will be designated as Class B Convertible Preferred


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

Stock, Series "1", of which each share (a) will have a liquidation value of $4.00, (b) will be convertible into five (5) shares of the Holding Company's common stock beginning one year after the Closing Date, (c) will be entitled to one vote per share on matters submitted to a vote of the holders of the common stock, and (d) will be subject to cash redemption at the election of either the Holding Company or the Seller beginning three years from the date hereof, upon thirty days' written demand for redemption by either party, at liquidation value. The liquidation value and conversion rate will be subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

         SECTION 2.03. SECURITY FOR HOLDING COMPANY'S OBLIGATIONS. As security for the Holding Company's payment obligation under Section 2.02 of this Agreement in the event of the exercise of the cash redemption right by the Seller, (a) the Holding Company shall grant to Seller a security interest in all of the Stock of the Acquired Company, as evidenced by the Pledge Agreement in the form of EXHIBIT A attached hereto (the "PLEDGE AGREEMENT"), and (b) the Holding Company shall cause the Acquired Company to grant to the Seller a security interest in all of the assets of the Acquired Company, as evidenced by the Security Agreement in the form of EXHIBIT B attached hereto (the "SECURITY AGREEMENT").

         SECTION 2.04. PRESS RELEASES. The Holding Company, the Acquired Company and the Seller agree not to make any public announcement with regard to the Acquisition without the prior consent of the other party, which shall not be unreasonably withheld; provided however, that the Holding Company may make such disclosures as are required under federal and state securities laws in the opinion of counsel to the Holding Company.

         SECTION 2.05. TRANSACTION COSTS. Each of the Holding Company and the Acquired Company shall bear its own costs associated with the negotiation, drafting and closing of this Agreement and its related documents. In addition, the Acquired Company may bear the Seller's reasonable costs directly related to the negotiation, drafting and closing of this Agreement and its related documents.

         SECTION 2.06. CAPITAL INFUSION. For a twelve month period commencing on the Closing Date and ending on the date twelve months after the Closing Date, upon the request of the Acquired Company, the Holding Company agrees to lend to the Acquired Company an amount not to exceed five thousand dollars ($5,000) per month, which such loans are to be used by the Acquired Company to expand its business. Each such loan will be represented by a promissory note in a form mutually acceptable to the parties.

                                   ARTICLE III
                           CLOSING OF THE TRANSACTION;
                              CONDITIONS PRECEDENT

         SECTION 3.01. LOCATION, DATE AND TIME OF THE CLOSING. The closing of the Acquisition herein contemplated (the "CLOSING") shall take place on or before July 9, 1999 (the "CLOSING DATE"), at the offices of the Acquired Company, 10001 Northwest 50th Street, Suite 104,


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

Sunrise, Florida, subject to the satisfaction of the conditions to Closing set forth in Sections 3.08 and 3.09.

The effective date of this Agreement shall be the Closing Date.

         SECTION 3.02. DOCUMENTS DELIVERED BY THE ACQUIRED COMPANY AND THE SELLER AT CLOSING. At the Closing, the Acquired Company or the Seller, as appropriate will deliver the following documents:

                    (a) A certificate of an officer of the Acquired Company and the Seller, dated the Closing Date, certifying (i) as to the accuracy of their representations and warranties at and as of the Closing Date, (ii) that the Acquired Company and the Seller have performed and complied with all of the agreements and conditions to be performed and complied with by them on or before the Closing Date, (iii) that no material adverse change in the business, condition (financial or otherwise), operations (present or prospective), assets or properties of the Acquired Company has occurred from the date of this Agreement through the Closing Date, and (iv) that no action or proceeding has been instituted or, to their best knowledge, been threatened before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby or which could reasonably be expected to have a material adverse effect on the Acquired Company;

                    (b) A certificate of the Secretary of the Acquired Company, dated the Closing Date, certifying true, correct and complete copies of (i) the Acquired Company's Certificate of Incorporation, including all amendments thereto, (ii) the Acquired Company's By-Laws, including all amendments thereto, and (iii) resolutions of the board of directors and stockholders of the Acquired Company authorizing the transactions contemplated hereby;

                    (c) A certificate of good standing issued by the Secretary of State of the Acquired Company's State of incorporation and of each State in which it is qualified to do business as a foreign corporation;

                    (d) A duly executed Security Agreement;

                    (e) The certificate(s) representing all of the Stock, together with a duly executed stock power in favor of the Holding Company;

                    (f) Stock ledger and minute books of the Company reflecting all transactions in the Stock and all meetings of the board of directors, committees thereof and stockholders of the Company to date;

                    (g) An opinion of counsel for the Acquired Company and the Seller, as of the date of the Closing, confirming the legality of the Stock acquired by the Holding Company;

                    (h) A duly executed  closing  memorandum  as required  under
Section 3.04 hereof (the "CLOSING MEMORANDUM");



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

                    (i) Such consents of third parties as may be necessary to consummate the transactions contemplated hereby; and

                    (j) Such other certificates or documents as the Holding Company or its counsel may reasonably request.

         SECTION 3.03. DOCUMENTS DELIVERED BY THE HOLDING COMPANY AT CLOSING. At the Closing, the Holding Company will deliver the following documents:

                    (a) A certificate of an officer of the Holding Company, dated the Closing Date, certifying (i) as to the accuracy of its representations and warranties at and as of the Closing Date, (ii) that the Holding Company has performed and complied with all of the agreements and conditions to be performed and complied with by it on or before the Closing Date, (iii) that no material adverse change in the business, condition (financial or otherwise), operations (present or prospective), assets or properties of the Holding Company has occurred from the date of this Agreement through the Closing Date, and (iv) that no action or proceeding has been instituted or, to its best knowledge, been threatened before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby or which could reasonably be expected to have a material adverse effect on the Holding Company;

                    (b) A certificate  of the Secretary of the Holding  Company, dated the Closing Date, certifying true, correct and complete copies of (i) the Holding Company's Certificate of Incorporation, including all amendments thereto, (ii) the Holding Company's By-Laws, including all amendments thereto, and (iii) resolutions of the board of directors and stockholders of the Holding Company authorizing the transactions contemplated hereby;

                    (c) A certificate of good standing issued by the Secretary of State of its State of incorporation and of each State in which it is qualified to do business as a foreign corporation;

                    (d) A duly executed Pledge Agreement,

                    (e) Certificates for the Preferred Stock, bearing the restrictive legend set forth in Section 6.04 hereof, issued to and registered to the order of the Seller;

                    (f) An opinion of counsel, as of the date of the Closing, confirming the legality of the Preferred Stock issued to the Seller;

                    (g) A duly executed Closing Memorandum;

                    (h) Such consents of third parties as may be necessary to consummate the transactions contemplated hereby; and



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

                    (i) Such other certificates or documents as the Seller or its counsel may reasonably request.

         SECTION 3.04. CLOSING MEMORANDUM AND RECEIPTS. As evidence that all parties deem the Closing to have been completed, the conditions precedent to have been satisfied, and the transaction contemplated by this Agreement to have been consummated, the parties will jointly execute and deliver a Closing Memorandum acknowledging such completion and consummation, setting forth any matters or conditions which the parties agree to complete after the Closing and containing an acknowledgment receipt for the Stock referenced above.

         SECTION 3.05. WAIVER OF CONDITIONS. Notwithstanding Section 12.02 herein, any condition to the Closing which is not satisfied at or prior to the Closing will be deemed to be waived by each of the affected parties or satisfied by virtue of such party's execution of the Closing Memorandum; provided, that any condition which is unsatisfied and is to be preserved for completion or consummation after the Closing shall be set forth in the Closing Memorandum and thereupon will become a covenant for completion or consummation by the parties obligated for the performance thereof.

         SECTION 3.06. FURTHER ASSURANCES. At any time and from time to time after the Closing, at the reasonable request of any party and without further consideration, any other party shall execute and deliver such other instruments and documents as may be reasonably desirable or necessary to complete the transactions contemplated by this Agreement.

         SECTION 3.07. CONDITIONS PRECEDENT TO THE ACQUIRED COMPANY'S AND THE SELLER'S OBLIGATION TO CLOSE. All obligations of the Acquired Company and the Seller hereunder are subject to the fulfillment of each of the following conditions at or prior to the Closing, and the Holding Company shall exert its best efforts to cause each such condition to be fulfilled:

                    (a) All representations and warranties of the Holding Company contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects when delivered and shall be deemed to have been made again at and as of the date of the Closing, and shall then be true and correct in all material respects except for changes in the ordinary course of business after the date hereof in conformity with the covenants and agreements contained herein.

                    (b) All covenants, agreements and obligations required by the terms of this Agreement to be performed by Holding Company on or before the Closing shall have been duly and properly performed in all material respects.

                    (c) Since the date of this Agreement there shall not have occurred any material adverse change in the condition or prospects (financial or otherwise), business, properties or assets of the Holding Company not disclosed to and acknowledged by the Acquired Company and the Seller. No action or proceeding shall have been instituted or threatened before


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

a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby.

                    (d) All documents required to be delivered by the Holding Company at or prior to the Closing shall have been so delivered.

                    (e) The Holding Company shall have received all consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement.

         SECTION 3.08. CONDITIONS PRECEDENT TO THE HOLDING COMPANY'S OBLIGATION TO CLOSE. All obligations of the Holding Company at the Closing are subject to the fulfillment of each of the following conditions at or prior to the Closing, and the Acquired Company and the Seller shall each exert their best efforts to cause each such condition to be fulfilled.

                    (a) The Seller and the Acquired Company shall have delivered within five (5) business days after the date of the execution of this Agreement all of the schedules required to be delivered by the Seller and the Acquired Company in form and substance satisfactory to the Holding Company in its sole discretion. The Holding Company shall have completed its due diligence examination of the Acquired Company and shall have become satisfied, in its sole discretion, that the condition of the Acquired Company is acceptable to it.

                    (b) All representations and warranties of the Acquired Company and the Seller contained herein or in any document delivered pursuant hereto shall be true and correct in all material respects when delivered and shall be deemed to have been made again at and as of the date of the Closing, and shall then be true and correct in all material respects except for changes in the ordinary course of business after the date hereof in conformity with the covenants and agreements contained herein.

                    (c) All covenants, agreements and obligations required by the terms of this Agreement to be performed by Acquired Company and the Seller on or before the Closing shall have been duly and properly performed in all material respects.

                    (d) Since the date of this Agreement there shall not have occurred any material adverse change in the condition or prospects (financial or otherwise), business, properties or assets of the Acquired Company not disclosed to and acknowledged by the Holding Company, and no action or proceeding shall have been instituted or threatened before a court or other government body or by any public authority to restrain or prohibit any of the transactions contemplated hereby.

                    (e) The Seller and the Acquired Company shall have received all consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement.



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

                    (f) All documents required to be delivered by the Acquired Company and by the Seller on or before the Closing shall have been so delivered.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

         SECTION 4.01. THE ACQUIRED COMPANY AND THE SELLER'S REPRESENTATIONS AND WARRANTIES. The Acquired Company and Seller jointly and severally represent and warrant to the Holding Company, except as set forth in the schedules annexed hereto (collectively, the "DISCLOSURE SCHEDULE") that the following are true and correct as of the date first above written and shall be true and correct on the Closing Date:

                    (a) ORGANIZATION AND GOOD STANDING. The Acquired Company is a corporation duly organized, validly existing and in good standing under the laws of its State of incorporation. The Acquired Company is duly qualified and licensed to do business and is in good standing in every jurisdiction where the conduct of its business or the nature of its properties require it to be qualified. The Acquired Company has delivered to the Holding Company true, correct and complete copies of its articles of incorporation, as amended, bylaws and the records of proceeding of its board of directors and stockholders, to the extent such records exist, since the inception of the Acquired Company. The Acquired Company does not own, directly or indirectly, any of the capital stock of any other corporation or any equity, profit sharing, participation or other interest in any corporation, partnership, joint venture or other entity.

                    (b) CORPORATE AUTHORITY. The Acquired Company has full corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been and all other agreements to be executed hereunder upon such execution and delivery will have been duly and validly authorized by all necessary corporate action of the Acquired Company (including the approval of the board of directors and stockholders), constitute the legal, valid and binding obligation of the Acquired Company and the Sellers enforceable against them in accordance with their terms subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of, relating to or affecting shareholders and creditors rights generally and to general equitable principles.

                    (c) NO CONFLICT. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not (i) violate or conflict with any provision of the Acquired Company's articles of incorporation or bylaws, (ii) violate any provision of or result in the breach of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, any mortgage, lien, lease, material contract, license, permit, instrument or any other material agreement to which the Acquired Company is a party, (iii) result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any property of the Acquired Company, (iv) violate or conflict with any order, award, judgment or decree or other restriction or conflict with any law, ordinance, rule or regulation to which the Acquired Company or its property is subject or by which the Acquired Company or its


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

property may be bound or affected, or (v) result in the loss, forfeiture or waiver of any rights or franchise owned by the Acquired Company, from which the Acquired Company benefits or which is desirable in the conduct of the Acquired Company's business.

                    (d) CAPITALIZATION; STOCK OWNERSHIP. The Acquired Company's authorized capital stock consists of 1,000 shares of common stock, par value $1.00 per share, of which 1,000 shares are issued and outstanding. The Acquired Company's issued and outstanding capital stock has been duly and validly authorized, is validly issued and fully paid and nonassessable. All of the outstanding capital stock of the Acquired Company is legally and beneficially owned by the Seller, free of any security interests, liens, claims, encumbrances, equities, proxies, shareholder agreements, or other restrictions of any kind. No shares of the Acquired Company's Common Stock are owned by the Acquired Company in treasury. No shares of the Acquired Company's Common Stock have been issued or disposed of in violation of the preemptive rights, rights of first refusal or similar rights of any of the Acquired Company's stockholders. The Acquired Company has no bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the stockholders of the Acquired Company on any matter.

                    (e) STOCK TRANSACTIONS, OPTIONS AND WARRANTS. Except as set forth on SCHEDULE 4.01(e), the Acquired Company has not acquired any capital stock of the Acquired Company within the two (2) year period preceding the execution of this Agreement. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, any of the authorized or outstanding securities of the Acquired Company, and no option, warrant, call, conversion right or commitment of any kind exists which obligates the Acquired Company to issue any of its authorized but unissued capital stock. The Acquired Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof. Neither the equity structure of the Acquired Company nor the ownership of shares among its stockholders has been altered or changed within the two (2) year period preceding the date of this Agreement.

                    (f) GOVERNMENTAL APPROVAL. No action by or before any governmental body or authority of the United States of America, any State or subdivision thereof or any self-regulatory body to which the Acquired Company is subject is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby on the part of the Acquired Company.

                    (g) THIRD PARTY APPROVALS. Except as set forth on SCHEDULE 4.01(g), there are no authorizations, consents or approvals of the parties under any contracts, commitments or understandings to which the Seller or the Acquired Company are a party or of any other person (including any public body or authority) required to permit the consummation on the part of the Seller or the Acquired Company of the transactions contemplated by this Agreement.



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

                    (h) SPIN-OFFS. Except as contemplated by this Agreement, there has not been any sale, distribution or spin-off of significant assets of the Acquired Company other than in the ordinary course of business within the two (2) year period preceding the date of this Agreement.

                    (i) BRIBES; KICKBACKS. Neither the Acquired Company nor Seller nor, to the best of the knowledge of the Acquired Company and the Seller, any employee of the Acquired Company, has paid or caused to be paid, directly or indirectly, in connection with the business of the Company to any government or agency thereof or any agent of any supplier or customer any bribe, kick-back or other similar payment or any contribution to any political party or candidate (other than from personal funds of directors, officers or employees not reimbursed by the Company or as otherwise permitted by applicable law).

                    (j) FINANCIAL STATEMENTS. Attached hereto as SCHEDULE 4.01(k) are true and complete copies of the Acquired Company's balance sheet (the "BALANCE SHEET") and related statement of income at and for the period ended December 31, 1997 and December 31, 1998 (collectively, the "FINANCIAL STATEMENTS"). Such Financial Statements have not been audited, but are complete and correct, have been prepared in accordance with GAAP, and fairly present the financial condition of the Acquired Company and the results of operations at the dates and for the periods indicated. Since December 31, 1998, there has been no material adverse change in the financial conditions, results of operations or business prospects of the Acquired Company and, to the best knowledge of the Seller and the Acquired Company, no fact or condition exists or is contemplated or threatened which might cause such a change in the future. The Acquired Company is not liable for or obligated in any way to provide funds in respect of or to guarantee or assume in any manner, any debt, obligation or dividend of any person, corporation, association, partnership, joint venture, trust or other entity, and the Acquired Company does not know of any valid basis for the assertion of any other claims or liabilities of any nature or in any amount. No person has guaranteed, indemnified or otherwise insured any obligation of the Acquired Company.

                    (k) NO  UNDISCLOSED  LIABILITIES.  Except  as set  forth  in
SCHEDULE 4.01(k), the Acquired Company has no material liabilities or obligations of any nature known by the Seller or the Acquired Company (whether absolute, accrued or contingent) except for liabilities or obligations adequately reflected or reserved against in the Balance Sheet and current liabilities incurred since the Balance Sheet Date in the ordinary course of business to the extent such liabilities are reflected on the Acquired Company's books and records. Except as set forth on SCHEDULE 4.01(k), as at the Closing Date there will not be any liability of any nature or in any amount that should be properly reflected or reserved against in the Balance Sheet, in accordance with generally accepted accounting principles consistently applied by the Acquired Company according to its past practice, which will not be fully reflected or reserved against in the Balance Sheet. Except as set forth on
SCHEDULE 4.01(k), the Acquired Company is not in default in any material respect under the terms or conditions of any indebtedness for which it is obligated directly, indirectly or as an endorser thereof.

                    (l) TITLE TO ASSETS. Except as set forth on SCHEDULE 4.01(l), the Acquired Company has good, valid, marketable and insurable title to all of the properties and assets which it owns or uses in its business, free and clear of all security interests, liens, claims and encumbrances. The assets and properties of the Acquired Company are adequate for the conduct of the Acquired Company's business in the manner in which it is currently conducted and contemplated to be conducted by the Acquired Company.

                    (m) REAL PROPERTY. The Acquired Company does not own any interest (other than leasehold interests referred to on SCHEDULE 4.01(m)) in real property. The leased real property referred to on SCHEDULE 4.01(m) constitutes the only real property necessary for the conduct of the Acquired Company's business as currently conducted.

                    (n) CONTRACTS. Except as set forth on SCHEDULE 4.01(n), the Acquired Company is not a party to or bound by, nor is the Stock or any of the Company's assets or properties subject to, or bound by, whether or not in writing, any of the following (collectively, the "CONTRACTS"): (i) partnership or joint venture agreement; (ii) guaranty or suretyship, indemnification or contribution agreement or performance bond; (iii) debt instrument, loan agreement or other obligation relating to indebtedness for borrowed money or money lent or to be lent to another; (iv) contract to purchase real property;
(v) agreement with sales agents, public relations or advertising agencies, accountants or attorneys (other than in connection with this Agreement and the transactions contemplated hereby) involving total payments within any twelve
(12) month period in excess of $5,000 and which is not terminable on thirty (30) days' notice or without penalty; (vi) agreement relating to any material matter or transaction in which an interest is held by a person or entity that is an officer, director, employee, stockholder or affiliate of the Acquired Company or Seller; (vii) agreement for the acquisition of services, supplies, equipment, inventory, fixtures or other property involving more than $5,000 in the aggregate, except in the ordinary course of business; (viii) powers of attorney;
(ix) contracts containing non-competition covenants; (x) agreement providing for the purchase from a supplier of all or substantially all of the requirements of the Acquired Company of a particular product or services; (xi) any other agreement or commitment in excess of $5,000 not made in the ordinary course of business or that is material to the business, operations, condition (financial or otherwise) or results of operations of the Company. Copies of all of the Contracts have been delivered to the Holding Company. All of such Contracts are valid and binding, enforceable in accordance with their respective terms (except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies), in full force and effect, and no defenses, off-sets or counterclaims have been asserted, nor has the Company waived any material rights thereunder. There are no existing events of default or events, which after the giving of notice or lapse of time or both, would constitute a default or result in a right to accelerate or a loss of rights in connection with any such Contract, and no penalties have been incurred nor are amendments pending, with respect to the Contracts. The Acquired Company has not received notice of any plan or intention of any other party to any Contracts to exercise any right to cancel or terminate such Contracts, and neither the Acquired Company nor Seller knows of any fact that would justify the exercise of such a right. No consents or approvals are required under the terms of any Contracts in connection with the transactions contemplated herein. None of the Contracts is, either when considered singly or in the aggregate with others, unduly burdensome, onerous or materially adverse to the Acquired Company's business, properties, assets, earnings or prospects or is likely, either before or after the Closing, to result in any material loss or liability.

                    (o) FIXED ASSETS. All of the fixtures, structures and equipment reflected in the Financial Statements and used by the Acquired Company in its business are in good operating condition and repair, subject to normal wear and tear, and conform in all material respects with all applicable ordinances, regulations and other laws, and the Acquired Company has no actual knowledge of any latent defects therein.

                    (p) LITIGATION; CLAIMS. Except as set forth in SCHEDULE 4.01(p), there is no claim, violation notice, legal action, suit, arbitration, governmental investigation, or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or, to the Acquired Company's or Seller's best knowledge, threatened, against or relating to the Acquired Company, its directors, officers or employees, it properties, assets or business, Seller, or the transaction contemplated by this Agreement and neither the Acquired Company nor Seller know or has any reason to be aware of any basis for the same, including any basis for a claim of sexual harassment or discrimination based on race, age, sexual orientation or other protected class of individuals, as well as health, safety or other environmental complaints or exposure. Neither the Acquired Company nor Seller is subject to or in default of any court or administrative order, judgment, writ, injunction or decree applicable to the Acquired Company or to its business, assets, operations or employees. All claims asserted, general liability incidents and incident reports have been submitted to the Acquired Company's insurer therefor. All claims made or threatened against the Acquired Company in excess of its deductible are covered under its Insurance Policies.

                    (q) TAXES. All taxes, including without limitation, income, property, special assessments, sales, use, franchise, intangibles, employees' income withholding and social security taxes, imposed by the United States of America, foreign government or any state, municipality, subdivision, authority therein, which are due and payable, and all interest and penalties thereon, unless disputed in good faith in proper proceedings and reserved for or set aside, have been paid in full and all tax returns required to be filed in connection therewith have been accurately prepared and timely filed (collectively, the "TAX RETURNS") and all monies required to be withheld by the Company and paid to governmental agencies for all income, social security, unemployment insurance, sales, excise, use and other taxes have been collected or withheld and paid to the respective governmental agencies. All such Tax Returns or reports are complete and accurate in all material respects and properly reflect the taxes of the Company for the periods covered thereby. The Acquired Company is not and has no reason to believe that it will be the subject of an audit by any taxing authority. There is not now in force any extension of time with respect to the date when tax return was or is due to be filed, or any waiver or agreement by the Acquired Company for the extension of time for the assessment of any tax and the Acquired Company is not a "consenting corporation" within the meaning of Section 341(f)(1) of the Internal Revenue Code of 1986, as amended; and, the Acquired Company has elected to be treated as an S corporation for federal income tax purposes. All workers'
compensation, disability and similar items due and payable under any governmental program have been paid. The Acquired Company is not a party to any tax sharing agreement with any other person or entity. Neither the Company nor Seller is a foreign person, as such term is referred to in Section 1445(f)(3) of the Code. None of the assets or properties of the Acquired Company constitutes property that the Acquired Company, the Holding Company, or any affiliate of the Holding Company, will be required to treat as being owned by another person pursuant to the "Safe Harbor Lease" provisions of Section 168(f)(8) of the Code prior to repeal by the Tax Equity and Fiscal Responsibility Act of 1982. None of the assets of the Acquired Company are subject to a lease to a "tax exempt entity" as such term is defined in Section 168(h)(2) of the Code. The Acquired Company has not at any time consented, and Seller will not permit the Acquired Company to elect, to have the provisions of Section 341(f)(2) of the Code apply to it. The Acquired Company has not at any time participated in or cooperated with any international boycott as defined in Section 999 of the Code. No payment required or contemplated to be made by the Acquired Company will be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code.

                    (r) EMPLOYEE BENEFIT PLANS. The Acquired Company does not have any employee benefit, pension or profit sharing plans subject to ERISA or other similar retirement plans to which the Acquired Company is obligated or required to make contributions. The Acquired Company does not have any obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired.

                    (s) EMPLOYEES. SCHEDULE 4.01(s) contains (i) a complete and accurate list of the names, titles and annual cash compensation as of the Closing Date, including without limitation wages, salaries, bonuses
(discretionary and formula) and other cash compensation (the "CASH COMPENSATION") of all employees of the Acquired Company, (ii) a complete and accurate description of all increases in Cash Compensation of employees of the Acquired Company during the current fiscal year and the immediately preceding fiscal year and any promised increases in Cash Compensation of employees of the Acquired Company that have not yet been effected, (iii) a complete and accurate list of all compensation plans, arrangements or practices (the "COMPENSATION PLANS") sponsored by the Acquired Company or to which the Company contributes on behalf of its employees, and (iv) a complete and accurate list of all employment arrangements which the Acquired Company is a party to or affected by, including without limitation, employee leasing, employee services, consulting and non-competition agreements. The Acquired Company does not have any written employment agreements with its employees. The Compensation Plans include without limitation plans, arrangements or practices that provide for performance awards and stock ownership or stock options. The Company has provided or made available to the Holding Company a copy of each written Compensation Plan, including all amendments to date, and a written description of each unwritten Compensation Plan. Each of the Compensation Plans can be terminated or amended at will by the Company. The Company has provided or made available to Holding Company a copy of all employee manuals and all written material policies, procedures and work-related rules, including all amendments to date, and a written description of all material unwritten Employee policies and procedures.

                    (t) EMPLOYEE MATTERS. The Acquired Company has been and is in compliance with all applicable laws, rules, regulations and ordinances respecting employment and employment practices, terms and conditions of employment and wages and hours, except for any such failures to be in compliance that, individually or in the aggregate, would not result in a material adverse effect, and the Acquired Company is not liable for any arrearages of wages or penalties for failure to comply with any of the foregoing. The Acquired Company has not engaged in any unfair labor practices or discriminated on the basis of race, color, religion, sex, national origin, age, disability or handicap in its employment conditions or practices and no such charges or complaints are pending or, to the best knowledge of the Acquired Company and Seller, threatened against the Acquired Company before any federal, state or local court, board, department, commission or agency (nor, to the best knowledge of the Acquired Company and Seller, does any valid basis therefor exist). No labor strikes, disputes, grievances, controversies or other labor troubles affecting the Acquired Company are pending or threatened (nor, to the best knowledge of the Acquired Company and Seller, does any valid basis therefor exist).

                    (u) UNIONS; WORK STOPPAGES. The Acquired Company has never been a party to any agreement with any union, labor organization or collective bargaining unit. None of the Acquired Company's employees are represented by a union, labor organization or collective bargaining unit or are subject to a collective bargaining agreement and the Acquired Company considers its relations with its employees as a whole to be good. The Acquired Company has not been subject to any strikes, work stoppages or labor unrest. To the best knowledge of the Acquired Company and Seller, none of the employees of the Company has threatened to organize or join a union, labor organization or collective bargaining unit. All employees of the Acquired Company are, to the best knowledge of the Acquired Company and Seller, citizens of, or are authorized in accordance with federal immigration laws to be employed in, the United States.

                    (v) ABSENCE OF CHANGES. Except as set forth on SCHEDULE 4.01(v) or as contemplated in this Agreement, since the date of the Balance Sheet, the Acquired Company has not (i) suffered a material adverse effect; (ii) contracted for the purpose of acquiring any capital asset having a cost in excess of $5,000 or made any single expenditure for a capital asset in excess of $5,000; (iii) incurred any indebtedness for borrowed money in excess of $5,000 (other than short-term borrowings in the ordinary course of business), or issued or sold any debt securities; (iv) incurred or discharged any material liabilities or obligations except in the ordinary course of business; (v) paid any amount on any indebtedness prior to the due date, forgiven or canceled any claims or any debt in excess of $5,000, or released or waived any rights or claims except in the ordinary course of business; (vi) mortgaged, pledged or subjected to any security interest, lien, lease or other charge or encumbrance any of its properties or assets (other than statutory liens arising in the ordinary course of business or other liens that do not materially detract from the value or interfere with the use of such properties or assets); (vii) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance) that has, individually or in the aggregate, resulted in a material adverse effect; (viii) acquired or disposed of any assets having an aggregate value in excess of $5,000, except in the ordinary course of business; (ix) written up or written down the carrying value of any of its assets, other than accounts receivable in the ordinary course of business; (x) changed the costing system or depreciation methods of accounting for its assets in any material respect; (xi) lost or terminated any employee, customer or supplier that has, individually or in the aggregate, resulted in a material adverse effect; (xii) increased the compensation of any key employee (except for increases in the ordinary course of business consistent with past practice) or any director, officer or consultant, or hired any new employee who is expected to receive annualized compensation of at least $5,000; (xiii) formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity; (xiv) redeemed, purchased or otherwise acquired, or sold, granted or otherwise disposed of, directly or indirectly, any of its capital stock, paid any dividend or made any distribution or payment on any of its capital stock, or agreed to change the terms and conditions of any such capital stock; (xv) entered into any agreement providing for total payments in excess of $5,000 in any twelve (12) month period with any person or group, or modified or amended in any material respect the terms of any such existing agreement, except in the ordinary course of business whereupon the sum of total payments shall not exceed $5,000 in any twelve (12) month period; or (xvi) entered into any other commitment or transaction or experienced any other event that would materially interfere with its performance under this Agreement or any other agreement or document executed or to be executed pursuant to this Agreement, or otherwise has, individually or in the aggregate, resulted in a material adverse effect.

                    (w) SECURITIES LAWS COMPLIANCE. All offers and sales of securities by the Acquired Company have been made in compliance with the requirements of federal and applicable state securities laws.

                    (x) INSURANCE. The Acquired Company carries property, liability, workers' compensation and such other types of insurance pursuant to the insurance policies listed and briefly described on SCHEDULE 4.01(x) (the "INSURANCE POLICIES"). All of the Insurance Policies are issued by licensed insurers and, to the best knowledge of the Acquired Company, are valid and enforceable policies. All Insurance Policies shall be maintained in force without interruption up to and including the Closing Date. True, complete and correct copies of all Insurance Policies have been provided or made available to the Holding Company. Except as set forth on SCHEDULE 4.01(x), neither the Acquired Company nor Seller has received any notice or other communication from any issuer of any Insurance Policy canceling such policy, materially increasing any deductibles or retained amounts thereunder, and to the best knowledge of the Acquired Company and Seller, no such cancellation or increase of deductibles, retainages or premiums is threatened. The Acquired Company does not have any outstanding claims, settlements or premiums owed against any Insurance Policy, and the Acquired Company has given all notices or has presented all potential or actual claims under any Insurance Policy in due and timely fashion. SCHEDULE 4.01(x) also sets forth a list of all claims under any Insurance Policy in excess of $10,000 per occurrence filed by the Acquired Company since its inception. The Acquired Company has established and maintains all required insurance company reserves in all of those states that it is required to do so and has established and maintains all required deposits and bonds as are necessary in such state.

                    (y) INTELLECTUAL PROPERTY. SCHEDULE 4.01(Y) sets forth a true and correct description of all trademarks, trade-names, service marks and other trade designations, including common law rights, registrations and applications therefor, and all patents and applications therefor currently owned, in whole or in part, by the Acquired Company, and all licenses, royalties, assignments and other similar agreements relating to the foregoing to which the Acquired Company is a party (including the expiration date thereof if applicable); and all agreements relating to technology, know-how or processes that the Acquired Company is licensed or authorized to use by others (other than technology, know-how or processes generally available to other healthcare providers), or which it licenses or authorizes others to use (collectively, the "PROPRIETARY RIGHTS"). The Acquired Company owns or has the legal right to use the Proprietary Rights, and to the best knowledge of the Acquired Company, such ownership or use does not conflict, infringe or violate the rights of any other person. No consent of any person will be required for the use thereof by the Holding Company upon consummation of the transactions contemplated hereby and the Proprietary Rights are freely transferable. The Acquried Company has the right to use, free and clear of any adverse claims or rights of others, all trade secrets, customer lists and proprietary information required for the marketing of all merchandise and services formerly or presently sold or marketed by it.

                    (z) RELATED PARTY TRANSACTION. No officer, director, stockholder or employee of the Acquired Company, or their respective spouses, children or affiliates owns, directly or indirectly, on an individual or joint basis, any interest in, has a compensation or other financial arrangement with, or serves as an officer or director of, any customer or supplier of the Acquired Company or any organization that has a material contract or arrangement with the Acquired Company, except for Seller's ownership interest in, and services as an officer and director in, AccuData, Inc.. Neither the Acquired Company nor Seller owns, directly or indirectly, any interest or has any investment in any person or entity that is a competitor of the Acquired Company.

                    (aa) BANKRUPTCY. The Acquired Company is not, nor has it ever been, under the jurisdiction of a Federal or state court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                    (bb) BROKER'S AND FINDER'S FEES. The Acquired Company has not incurred any obligation for any finder's, brokers or agent's fee in connection with the transactions contemplated hereby.

                    (cc) DISTRIBUTIONS AND DIVIDENDS. No distribution, payment or dividend of any kind has been declared or paid by the Company on any of its capital stock since the Balance Sheet Date.

                    (dd) COMPLIANCE WITH LAWS. The Acquired Company is in compliance in all material respects with all applicable laws, rules, regulations, ordinances, orders, judgments and decrees of each and every jurisdiction applicable to the Acquired Company. Within the last five (5) years the Acquired Company has not received any written notice or other written communication from any governmental authority or agency regarding any actual, alleged or potential violation of, or failure to comply with, any law, rule, regulation, ordinance, order, judgment or decree and to the Seller's and the Acquired Company's best knowledge, there does not exist any reasonable basis for any claim of material default under or material violation of any such law, rule, regulation, ordinance, order, judgment or decree.

                    (ee) GOVERNMENTAL AUTHORIZATIONS AND REGULATIONS. SCHEDULE 4.01(ee) lists all licenses, franchises, permits and other governmental authorizations held by the Acquired Company material to the conduct of its business. Such licenses, franchises, permits and other governmental authorizations are valid, and the Acquired Company has not received any written notice that any governmental authority intends to cancel, terminate or not renew any such license, franchise, permit or other governmental authorization. The Acquired Company holds all licenses, franchises, permits and other governmental authorizations necessary for the operation of its business. The Acquired Company's business is not being conducted, and no properties or assets of the Acquired Company relating thereto are owned or are being used by it in violation of any statute, law, ordinance, regulation, rule or permit of any governmental entity or any judgment, order or decree.

                    (ff) DISCLOSURE. Disclosure made by the Acquired Company and/or the Seller in any Exhibit or Schedule shall be deemed disclosure for purposes of all representations and warranties contained in this Agreement. No representation or warranty of the Acquired Company or the Seller in this Agreement or in any schedule, agreement or certificate delivered in accordance with the terms hereof by the Acquired Company or the Seller contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which made, in order to make the statements contained herein or therein not misleading. There is no fact that affects, or in the future might reasonably be expected to affect, adversely the condition (financial or otherwise), operations (present of prospective), properties, assets or liabilities of the Acquired Company in any material respect that is not set forth in this Agreement or the schedules hereto.

         SECTION 4.02. THE SELLER'S REPRESENTATIONS AND WARRANTIES. The Seller represents and warrants to the Holding Company that, except as set forth in the Disclosure Schedule, the following are true and correct as of the date first above written and shall be true and correct on the Closing Date:

                    (a) LEGAL CAPACITY. This Agreement has been and each other agreement to be executed in connection herewith upon such execution and delivery will have been duly executed and delivered by the Seller, and all such agreements constitute legal, valid and binding obligations of such Seller, enforceable against Seller in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies. Seller has the legal capacity to enter into and perform this Agreement and such other agreements to which it is a party.

                    (b) NO CONFLICTS. The execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not (i) violate or conflict with any provision of or result in the breach of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, any mortgage, lien, lease, material contract, license, permit, instrument or any other material agreement to which Seller is a party, (ii) result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon the Stock, or (iii) violate or conflict with any order, award, judgment or decree or other restriction or conflict with any law, ordinance, rule or regulation to which Seller or his property is subject or by which Seller or his property may be bound or affected.

                    (c) GOVERNMENTAL APPROVAL. No action by or before any governmental body or authority of the United States of America, any State or subdivision thereof or any self-regulatory body to which the Seller is subject is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby on the part of the Seller.

                    (d) STOCK TRANSACTIONS. Set forth on SCHEDULE 4.02(d) is an accurate and complete list of all transfers or other transactions involving capital stock of the Acquired Company made by Seller since January 1, 1997. All transfers of capital stock of the Acquired Company by Seller have been made for valid business reasons and not in anticipation or contemplation of the consummation of the transactions contemplated by this Agreement.

                    (e) BRIBES; KICKBACKS. Seller has not paid or caused to be paid, directly or indirectly, in connection with the business of the Acquired Company, to any government or agency thereof or any agent of any supplier or customer any bribe, kick-back or other similar payment; or any contribution to any political party or candidate (other than from personal funds not reimbursed by the Company or as otherwise permitted by applicable law).

                    (f) BROKER'S AND FINDER'S FEES. Seller has not incurred any obligation for any finder's, broker's or agent's fee in connection with the transactions contemplated hereby.

                    (g) RELATED PARTY TRANSACTIONS. Neither Seller, nor his spouse, children or affiliates, owns directly or indirectly, on an individual or joint basis, any interest in, has a compensation or other financial arrangement with, or serves as an officer or director of, any customer or supplier of the Acquired Company or any organization that has a material contact or arrangement with the Acquired Company. Neither Seller nor any of his affiliates is, or with the last three (3) years was, a party to any contract, lease, agreement or arrangement, including, but not limited to, any joint venture or consulting agreement with any communications company, internet company or other person which is in a position to make or influence referrals to, or otherwise generate business for, the Acquired Company.

                    (h) INTEREST IN COMPETITORS. Seller does not own directly or indirectly any interests or have any investment in any person other than the Acquired Company that is a competitor of the Holding Company, except for Seller's ownership interest in Accu-Data, Inc.

                    (i) LITIGATION AND CLAIMS. There are no claims, actions, suits, proceedings (arbitration or otherwise) or investigations pending or, to the best of Seller's knowledge, threatened against Seller at law or at equity in any court or before or by any governmental authority, and, to Seller's knowledge, there are no, and have not been any, facts, conditions or incidents that may result in any such actions, suits, proceedings (arbitration or otherwise) or investigations.

                    (j) DISCLOSURE. No representation or warranty of the Seller in this Agreement or in any schedule, agreement or certificate delivered in accordance with the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which made, in order to make the statements contained herein or therein not misleading.

         SECTION 4.03. THE HOLDING COMPANY'S REPRESENTATIONS AND WARRANTIES. The Holding Company represents and warrants to the Acquired Company and the Sellers, except as set forth in the Holding Company's disclosure schedule annexed hereto, that the following are true and correct as of the date first above written and shall be true and correct on the Closing Date:

                    (a) ORGANIZATION AND GOOD STANDING. The Holding Company is a corporation duly organized, validly existing and in good standing under the laws of its State of incorporation. The Holding Company is duly qualified and licensed to do business and is in good standing in every jurisdiction where the conduct of its business or the nature of its properties require it to be qualified.

                    (b) CORPORATE AUTHORITY. The Holding Company has full corporate power and authority to carry on the business in which it is engaged, to own the properties it owns, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been and all other agreements to be executed hereunder upon such execution and delivery will have been duly and validly authorized, executed and delivered by the Holding Company and constitute the legal, valid and binding obligation of the Holding Company enforceable against the Holding Company in accordance with their terms subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of, relating to or affecting shareholders and creditors rights generally and to general equitable principles.

                    (c) NO CONFLICTS. The execution and delivery of this Agreement and consummation of the transaction contemplated hereby will not (i) violate or conflict with any provision of the Holding Company's articles of incorporation or bylaws, (ii) violate any provision of or result in the breach of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, any mortgage, lien, lease, material contract, license, permit, instrument or any other material agreement to which the Holding Company is a party, (iii) result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any property of the Holding Company, (iv) violate or conflict with any order, award, judgment or decree or other restriction or conflict with any law, ordinance, rule or regulation to which the Holding Company or its property is subject or by which the Holding Company or its property may be bound or affected.

                    (d) CAPITALIZATION. The Holding Company's authorized capital stock consists of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which 2,377,000 shares of common stock and -0- shares of preferred stock are issued and outstanding. The issuance and delivery of the Preferred Stock to be issued by the Holding Company in connection with this Agreement have been duly and validly authorized and, when issued pursuant hereto, will be validly issued, fully paid and nonassessable, and shall be free and clear of all liens, pledges, restrictions, voting trusts, security interests or other encumbrances of any nature whatsoever. The shares of Preferred Stock to be issued pursuant to this Agreement will not be issued and disposed of in violation of the preemptive rights, rights of first refusal or similar rights of any of the Holding Company's stockholders.

                    (e) GOVERNMENTAL APPROVAL. No action by or before any governmental body or authority of the United States of America, any State subdivisions thereof or any self-regulatory body to which the Holding Company is subject, is required in connection with the execution and delivery of this Agreement by the Holding Company and the consummation of the transactions contemplated hereby.

                    (f) THIRD PARTY APPROVALS. There are no authorizations, consents or approvals of the parties under any contracts, commitments or understandings to which the Holding Company is a party or of any other person (including any public body or authority) required to permit the consummation on the part of the Holding Company of the transactions contemplated by this Agreement.

                    (g) FINDER'S AND BROKER'S FEE. The Holding Company has not incurred any obligation for any finder's, brokers or agent's fee in connection with the transactions contemplated hereby.

                    (h) CLAIMS AND LITIGATION. Except as set forth on SCHEDULE 4.03(h), there is no claim, violation notice, legal action, suit, arbitration, governmental investigation, or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or, to the Holding Company's best knowledge, threatened, against or relating to the Holding Company, its directors, officers or employees, it properties, assets or business, or the transaction contemplated by this Agreement and the Holding Company does not know or have any reason to be aware of any basis for the same, including any basis for a claim of sexual harassment or discrimination based on race, age, sexual orientation or other protected class of individuals, as well as health, safety or other environmental complaints or exposure. The Holding Company is not subject to or in default of any court or administrative order, judgment, writ, injunction or decree applicable to the Holding Company or to its business, assets, operations or employees. All claims asserted, general liability incidents and incident reports have been submitted to the Holding Company's insurer therefor. All claims made or threatened against the Holding Company in excess of its deductible are covered under its Insurance Policies.

                    (i) COMPLIANCE WITH LAWS. The Holding Company is in compliance in all material respects with all applicable laws, rules, regulations, ordinances, orders, judgments and decrees of each and every jurisdiction applicable to theHolding Company. Within the last five (5) years the Holding Company has not received any written notice or other written communication from any governmental authority or agency regarding any actual, alleged or potential violation of, or failure to comply with, any law, rule, regulation, ordinance, order, judgment or decree and to the Holding Company's best knowledge, there does not exist any reasonable basis for any claim of material default under or material violation of any such law, rule, regulation, ordinance, order, judgment or decree.

                    (j) GOVERNMENTAL AUTHORIZATIONS AND REGULATIONS. The Holding Company holds all licenses, franchises, permits and other governmental authorizations necessary for the operation of its business. All such licenses, franchises, permits and other governmental authorizations are valid, and the Holding Company has not received any written notice that any governmental authority intends to cancel, terminate or not renew any such license, franchise, permit or other governmental authorization. The Holding Company's business is not being conducted, and no properties or assets of the Holding Company relating thereto are owned or are being used by it in violation of any statute, law, ordinance, regulation, rule or permit of any governmental entity or any judgment, order or decree.

                    (k) DISCLOSURE. No representation or warranty of the Holding Company in this Agreement or in any schedule, agreement or certificate delivered in accordance with the terms hereof by the Holding Company contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which made, in order to make the statements contained herein or therein not misleading. There is no fact that affects, or in the future might reasonably be expected to affect, adversely the condition (financial or otherwise), operations (present of prospective), properties, assets or liabilities of the Holding Company in any material respect that is not set forth in this Agreement or the schedules hereto.

         SECTION 4.04. NATURE AND SURVIVAL OF REPRESENTATION AND WARRANTIES. All representations and warranties contained in this Agreement shall survive the Closing Date for a period of one (1) year; provided, that (i) the representations and warranties contained in Sections 4.01 (p), (q) and (t) shall survive for the applicable statute of limitations periods, (ii) the representations and warranties contained in in Section 4.01(a), (b), (d) and (l) shall survive indefinitely.

                                    ARTICLE V
                            COVENANTS OF THE PARTIES

         SECTION 5.01. COVENANTS OF THE PARTIES. Each of the respective parties identified in the following sections of this Article V covenants and agrees, as provided in the sections which are applicable to it. Except as otherwise provided herein, these covenants shall be in full force and effect until this Agreement is terminated by one of the parties as provided herein or this Agreement has terminated according to its terms.

         SECTION 5.02. CONDUCT OF THE ACQUIRED COMPANY'S BUSINESS PRIOR TO CLOSING.

                    (a) From the date hereof to the Closing, the Acquired Company will conduct its business and affairs in the ordinary course and consistent with its prior practice and shall maintain, keep and preserve its assets and properties in good condition and repair and maintain insurance thereon in accordance with present practices, it will use all reasonable efforts
(i) to preserve its business and organization intact, (ii) to preserve for the Acquired Company's goodwill of suppliers, customers, distributors, landlords and others having business relations with it, and (iii) to cooperate and use its best efforts to assist the Holding Company in obtaining the consent of any landlord or other party to any lease or contract with the Acquired Company where the consent of such landlord or other party may be required by reason of the transactions contemplated hereby.

                    (b)  From the  date  hereof  to the  Closing,  the  Acquired
Company will not (i) dispose of any of the customers, tariffs, licenses, contracts or supplier agreements other than in the ordinary course of business,
(ii) engage in any extraordinary transactions, including but not limited to, directly or indirectly, soliciting, entertaining, encouraging inquiries or proposals or entering into negotiation or agreement with any third party for or acquisition of the aforementioned assets or business as a going concern, sale of equity securities or rights of any kind to acquire equity securities of the Acquired Company or acquisition, consolidation, reverse acquisition, business combination or similar transaction with any other entity, without the prior written consent of the Holding Company (iii) enter into any employment agreement or grant any salary or compensation increase or bonus to any employee, or otherwise change or increase commission and compensation schedules of its employees without the prior written approval of the Holding Company, which shall not be unreasonably withheld, (iv) terminate, waive, not renew or allow to lapse any tariff; (v) make any commitment for capital expenditures, other than as disclosed to the Holding Company and approved by it, (vi) offer or sell any equity securities or obligations entitling the holder thereof to purchase equity securities of the Acquired Company, or (vii) enter into any contracts, commitments or obligations or otherwise take any actions or enter into any transactions other than in the ordinary course of business consistent with its previous and current business plans, practices, policies and procedures.

                    (c) Notwithstanding anything contained in this Section 5.02, the Acquired Company will not take or fail to take any action that, in the Acquired Company's reasonable judgment, is likely to give rise to a substantial penalty or a claim for damages by any third party against the Acquired Company, or is likely to result in losses either to the Acquired Company or to the Holding Company, or is otherwise likely to prejudice in any material respect or unduly interfere with the conduct of its business and operations in the ordinary course consistent with prior practice, or is likely to result in a breach by the Acquired Company of any of its representations, warranties or covenants contained in this Agreement (unless any such breach is first waived in writing by the Holding Company).

         SECTION 5.03. CONDUCT OF SELLER PRIOR TO CLOSING. The Seller shall not offer for sale or solicit or entertain offers to purchase its Stock prior to Closing.

         SECTION 5.04. NOTICE OF CHANGES IN INFORMATION. Each party shall give the other party prompt written notice of any material change(s) in any of the information contained in their respective representations and warranties made in
Article IV, or elsewhere in this Agreement, or the exhibits and schedules referred to herein or any written statements made or given in connection herewith which occurs prior to the Closing.

         SECTION 5.05. NOTICE OF EXTRAORDINARY CHANGES. The Acquired Company shall advise the Holding Company with respect to any of the following which are outside of the ordinary course of business or which are materially adverse: (i) the entering into, cancellation or breach of contracts, agreements, commitments, tariffs, or other understandings or arrangements to which the Acquired Company is a party, including, without limitation, purchase orders for any item of inventory and commitments for capital expenditures or improvements, orderly and gradual discontinuance of particular items or (ii) any changes in purchasing, pricing or selling policy (including, without limitation, selling merchandise at discounts

         SECTION 5.06. ACCESS TO INFORMATION AND DOCUMENTS. Upon reasonable notice and during regular business hours, each party will give the other party, its attorneys, accountants and other representatives full access to its personnel, accountants, attorneys and other professional advisors (subject to reasonable approval as to the time thereof) and all properties, documents, contracts, books and records and will furnish copies of such documents (certified by officers, if so requested) and with such information with respect to its business, operations, affairs and prospects (financial and otherwise) as it may from time to time request, and the party to whom the information is provided will not improperly disclose the same prior to the Closing. Any such furnishing of such information or any investigation shall not affect that party's right to rely on the other party's representations and warranties made in this Agreement or in connection herewith or pursuant hereto.

         SECTION 5.07. COOPERATION BY THE PARTIES. Each party hereto shall cooperate and shall take such further action as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

         SECTION 5.08. RESTRICTIONS ON TRANSFER OF STOCK. The Holding Company shall not sell, exchange, assign, transfer, dispose of, pledge, mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred all or any of the Stock at any time prior to the termination of the Security Agreement. The shares of Stock issued to the Holding Company on the Closing Date shall bear a legend in substantially the following form:

         The voluntary or involuntary encumbering, transfer or other disposition (including, without limitation, any disposition pursuant to the laws of bankruptcy) of the shares of stock evidenced by the within certificate is restricted under the terms of an Acquisition Agreement dated July 2, 1999, by and among the Issuer, the Registered Holder and, as defined in said Agreement, the Seller.

         SECTION 5.09. COOPERATION IN AUDITS. The Seller will cooperate with the Holding Company and make such books and records of the Acquired Company available as may be requested by the independent auditor engaged by the Acquired Company to audit the financial statements of the Acquired Company and in any audit by the Internal Revenue Service, foreign government, State, municipal or other regulatory taxing authority. The period covered by such books and records shall be the fiscal periods required for audit in order to comply with the registration and reporting requirements promulgated under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Internal Revenue Code of 1986, as amended, or State income tax law, as may be the case.

         SECTION 5.10. CONFIDENTIALITY. The Seller covenants and agrees to maintain in strictest confidence and refrain at all times from disclosing to any other person for any purpose any confidential or proprietary information of or pertaining to the Acquired Company or the Holding Company. For purposes hereof, confidential or proprietary information shall include, but not be limited to, all supplier and customer lists and files, techniques, processes, know how, advertising, distribution and sales methods, sales and profit figures, budgets, capital spending plans, acquisition and divestiture plans, marketing data, financial information, employee lists, real property information (leasing or otherwise) and the like.

         SECTION 5.11. EXCLUSIVE DEALING. Until the date this Agreement is terminated in accordance with ARTICLE VIII hereof (the "EXCLUSIVITY PERIOD"), neither the Seller nor the Acquired Company will, directly or indirectly, through any representative or otherwise, solicit or entertain offers from, negotiate with or in any manner encourage, discuss, accept or consider any proposal of any other person relating to the acquisition of the Acquired Company, its capital stock, its assets or its business, in whole or in part, whether directly or indirectly, through purchase, merger, consolidation or otherwise (other than sales of inventory in the ordinary course of business). The Seller or the Acquired Company shall immediately notify the Holding Company regarding any contact between the Seller or the Acquired Company and any potential acquirer or their respective representatives or any other person regarding any such offer or proposal or related inquiry.

                                   ARTICLE VI
                   SECURITIES LAW MATTERS AND STATUS OF SHARES

         SECTION 6.01. "RESTRICTED" STOCK. The Seller acknowledges that the Preferred Stock issued in the Acquisition and the common stock of the Holding Company issuable upon the conversion of the Preferred Stock (the "HOLDING COMPANY COMMON STOCK," and together with the Preferred Stock, the "SECURITIES") will not be registered under the Securities Act of 1933, as amended,
("SECURITIES ACT") or the securities laws of the Seller's state of residence, that the Securities are not transferable, except as permitted under various exemptions contained in the Securities Act and applicable state securities law and that the Securities are defined as "restricted securities" in, and subject, to the provisions of Rule 144 under the Securities Act. The provisions contained in the following sections are intended to ensure compliance with the Securities Act and applicable state securities law.

         SECTION 6.02. NO TRANSFERS IN VIOLATION OF SECURITIES ACT. The Seller will not offer, sell, assign, pledge, hypothecate, transfer or otherwise dispose of the Securities, except after full compliance with all of the applicable provisions of the Securities Act and applicable State securities laws and this Agreement.

         SECTION 6.03. INVESTMENT INTENT. The Seller represents and warrants to and covenants with the Holding Company that the Seller is acquiring and will acquire the Securities for its own account for investment, and not with a view to resale or other distribution; that the Seller currently has no intention of selling, assigning, transferring, pledging, hypothecating or otherwise disposing of all or any part thereof at any particular time, for any particular price, or on the happening of any particular event or circumstance; and the Seller acknowledges that the Holding Company is relying on the truth and accuracy of the covenants, warranties and representations of the Seller in issuing Securities without first registering them under the Securities Act.

         SECTION 6.04. CONDITIONS TO SALE AND INVESTMENT LEGEND ON CERTIFICATES. The Seller agrees not to sell, assign, transfer, pledge, hypothecate or otherwise dispose of any of the Securities, otherwise than by bona fide gift, by inheritance or in a private sale, for two years following the Closing, unless and until (i) the Seller has delivered to the Holding Company a written legal opinion in form and substance satisfactory to counsel for the Holding Company to the effect that the disposition is permissible under the terms of the Securities Act; (ii) the Holding Company has registered the Securities for resale by the Seller pursuant to an effective registration statement; or (iii) the Seller has presented the Holding Company with satisfactory evidence that the transfer will comply with Rule 144 under the Securities Act. The Seller further agree that the certificates evidencing the Securities shall contain the following legend:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND IS A "RESTRICTED SECURITY" AS DEFINED UNDER SAID ACT. ACCORDINGLY, NEITHER THIS SECURITY NOR ANY INTEREST THEREIN MAY BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, PLEDGED OR HYPOTHECATED, EXCEPT BY BONA FIDE GIFT OR INHERITANCE, IN THE ABSENCE OF AN EFFECTIVE

         REGISTRATION STATEMENT AS TO THIS SECURITY UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

The Seller acknowledges the Holding Company will also place a "stop transfer" order against any transfer of the Securities until one of the conditions set forth in this section has been met.

         SECTION 6.05. INDEMNIFICATION BY THE SELLER. If at any time in the future, the Seller should offer, sell, assign, pledge, hypothecate, transfer or otherwise dispose of any of the Securities without registration under the Securities Act, unless an exemption from registration is available, the Seller agrees to indemnify and hold harmless the Holding Company against any and all claims, liabilities, penalties, costs and expenses which may be asserted against or suffered by the Holding Company as a result of such disposition.

         SECTION 6.06. FUTURE REGISTRATIONS. If at any time the Holding Company registers securities under the Securities Act to be sold in an underwritten public offering, the Holding Company may include at the Seller's request, and at the Holding Company's expense, the Holding Company Common Stock then held by the Seller in the registration statement, provided that sales of the Holding Company Common Stock issued to the Seller included in the registration statement shall be subject to the approval of the Holding Company's investment banker and provided that the Seller agrees to reasonable volume and other limitations required or desirable to maintain an orderly market.

         SECTION 6.07. THE ACQUIRED COMPANY'S OUTSTANDING SECURITIES. The Acquired Company represents and warrants to the Holding Company that all offers and sales which it has made of its securities prior to the date of this Agreement and to the Closing date have been made in compliance with an exemption from the registration requirements of the Securities Act and applicable state securities laws.

         SECTION 6.08. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission (the "COMMISSION") which may at any time permit the sale of the Securities to the public without registration, after such time as a public market exists for the Securities of the Holding Company, the Holding Company agrees to use its best efforts to:

                    (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                    (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act (at any time after it has become subject to such reporting requirements); and

                    (c) So long as the Seller owns any of the Securities, to furnish to the Seller forthwith upon request a written statement by the Holding Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety days after the effective date of the first registration statement filed by the Holding Company for an offering of its securities to the general public), and of the Securities Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Holding Company, and such other reports and documents of the Holding Company and other information in the possession of or reasonably obtainable by the Holding Company as the Seller may reasonably request in availing itself of any rule or regulation of the Commission allowing the Seller to sell any of the Securities without registration.

                                   ARTICLE VII
                    FEDERAL INCOME TAX MATTERS AND ELECTIONS

         SECTION 7.01. TAX TREATMENT. The parties intend that the Acquisition herein shall qualify as a tax free reorganization for federal (and all other taxing authorities, as applicable) income tax purposes.

         SECTION 7.02. TAX EFFECT ON THE SELLER. In the event the Acquired Company has made an election under Chapter S of the Internal Revenue Code of 1986, as amended, the effect of the Acquisition on the Seller is the responsibility of the Seller.

                                  ARTICLE VIII
                                   TERMINATION

         SECTION 8.01.  TERMINATION FOR DEFAULT.

         (a) The Holding Company may, by notice to the Acquired Company and the Seller given in the manner provided below on or at any time prior to the Closing Date, terminate this Agreement if default shall be made by the Acquired Company or by the Seller in the observance or in the due and timely performance of any of the conditions, obligations, covenants and agreements contained, made by or imposed upon it, in this Agreement, if the defaulting party has not commenced curing such default within thirty (30) days after receipt of the notice specifying the default.

         (b) The Acquired Company and the Seller may, by notice to the Holding Company given in the manner provided below on or at any time prior to the Closing Date, terminate this Agreement if default shall be made by the Holding Company in the observance or in the due and timely performance of any of the conditions, obligations, covenants and agreements contained, made by or imposed upon it, in this Agreement, if the default has not been fully cured within thirty (30)days after receipt of the notice specifying the default.

         (c) The party giving notice of the other party's default, if the default is not cured as provided in subsection (a) or (b), above, will be entitled to recover its reasonable costs incurred in connection with this Agreement.

         SECTION 8.02. TERMINATION FOR FAILURE TO CLOSE. If the Closing does not occur by July 31, 1999, any party, if that party is not then in default in the observance or in the due or timely performance of any covenants and conditions under this Agreement, may at any time terminate this Agreement by giving written notice to the other parties; provided, that the parties may extend the Closing Date in writing and the Closing Date shall be automatically and reasonably extended if the failure of the parties to Close is a result of delay in receiving from the independent accountant the completed audited financial statement of the Acquired Company.

         SECTION 8.03. EFFECT OF TERMINATION. In the event this Agreement is terminated pursuant to this ARTICLE VIII, this Agreement shall become void and of no effect and there shall be no liability on the part of the parties hereto; provided, however, that SECTIONS 2.05 and 5.10 hereof shall survive any termination.

                                   ARTICLE IX
                                 INDEMNIFICATION

         SECTION 9.01 INDEMNIFICATION BY SELLER. Subject to the terms and conditions of this Agreement, the Seller agrees to indemnify, defend and hold the Holding Company and its directors, officers, employees, agents, attorneys and affiliates harmless from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (collectively, "DAMAGES") asserted against or incurred by the Holding Company or any of such individuals or entities, arising out of or resulting from:

                    a. a breach of any representation or warranty of the Acquired Company or the Seller contained herein or in any agreement, schedule or certificate delivered hereunder;

                    b. the Seller's or the Acquired Company's failure to perform or observe any covenant, agreement, or condition to be performed or observed by them under this Agreement or any agreement, schedule or certificate delivered hereunder;

                    c. any taxes of the Acquired Company with respect to any tax year or portion thereof ending on or before the Closing Date to the extent such taxes are not reflected in the reserve for tax liability in the Balance Sheet for the Acquired Company;

                    d. any matters set forth on Schedules 4.01(k) and (p); or

                    e. any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses and court costs) incident to any of the foregoing or to the enforcement of this
Section 9.01.

         SECTION 9.02 INDEMNIFICATION BY HOLDING COMPANY. Subject to the terms and conditions of this Agreement, the Holding Company hereby agrees to indemnify, defend and hold Seller harmless from and against all Damages asserted against or incurred by Seller arising out of or resulting from:

                    a. a breach by the Holding Company of any representation, warranty or covenant of the Holding Company contained therein or in any agreement, schedule or certificate delivered hereunder;

                    b. the Holding Company's failure to satisfy any liability of the Acquired Company arising from events or occurrences after the Closing Date; or

                    c. any and all actions, suits, claims, proceedings, investigations, demands, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses and court costs) incident to any of the foregoing or to the enforcement of this
Section 9.02.

         SECTION   9.03   CONDITIONS   OF   INDEMNIFICATION.   All   claims  for
indemnification under this Agreement shall be asserted and resolved as follows:

                    a. A party claiming indemnification under this Agreement (an "INDEMNIFIED PARTY") shall promptly (and, in any event, at least ten (10) days prior to the due date for any responsive pleadings, filings or other documents)
(i) notify the party from whom indemnification is sought (the "INDEMNIFYING PARTY") of any third-party claim or claims asserted against the Indemnified Party ("THIRD PARTY CLAIM") that could give rise to a right of indemnification under this Agreement and (ii) transmit to the Indemnifying Party a written notice ("CLAIM NOTICE") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), an estimate of the amount of damages attributable to the Third Party Claim and the basis of the Indemnified Party's request for indemnification under this Agreement. Except as set forth in Section 4.04, the failure to promptly deliver a Claim Notice shall not relieve the Indemnifying Party of its obligations to the Indemnified Party with respect to the related Third Party Claim except to the extent that the resulting delay is materially prejudicial to the defense of such claim. Within thirty (30) days after receipt of any Claim Notice (the "ELECTION PERIOD"), the Indemnifying Party shall notify the Indemnified Party
(i) whether the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article 9 with respect to such Third Party Claim and (ii) whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party Claim.

                    b. If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party shall have the right to defend, at its sole cost and expense, such Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the

Indemnifying Party in accordance with this Section. The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof. The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is entitled to indemnification hereunder), to file, during the Election Period, any motion, answer or other pleadings that the Indemnified Party shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and not prejudicial to the Indemnifying Party (it being understood and agreed that if an Indemnified Party takes any such action that is prejudicial and causes a final adjudication that is adverse to the Indemnifying Party, the Indemnifying Party shall be relieved of its obligations hereunder with respect to such Third Party Claim). If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim that the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim against the person asserting the Third Party Claim or any cross-complaint against any person. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section and shall bear its own costs and expenses with respect to such participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnified Party has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnifying Party, then the Indemnified Party may employ separate counsel at the expense of the Indemnifying Party, and upon written notification thereof, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party; provided further that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Party, which firm shall be designated in writing by the Indemnified Party.

                    c. If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 9.03(b), or if the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 9.03(b) but fails diligently and promptly to prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party (if the Indemnified Party is entitled to indemnification hereunder), the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party shall have full control of such defense and proceedings, provided; however, that the Indemnified Party may not enter into, without the Indemnifying Party's consent, which shall not be unreasonably withheld, any compromise or settlement of such Third Party Claim. Notwithstanding the foregoing, if the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party disputes its potential liability to the Indemnified Party under this Article 9 and if such dispute is resolved in favor of the Indemnifying Party, the Indemnifying Party shall not be required to bear the costs and expenses of the Indemnifying Party's defense pursuant to this


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

Section or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all costs and expenses of such litigation. The Indemnifying Party may participate in, but not control any defense or settlement controlled by the Indemnified Party pursuant to this Section 9.03(b), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnifying Party has been advised by counsel that there may be one or more legal defenses available to the Indemnified Party, then the Indemnifying Party may employ separate counsel and upon written notification thereof, the Indemnified Party shall not have the right to assume the defense of such action on behalf of the Indemnifying Party.

                    d. In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "INDEMNITY NOTICE") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within sixty (60) days from its receipt of the Indemnity Notice that the Indemnifying Party disputes such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed a liability of the Indemnifying Party hereunder. If the Indemnifying Party has timely disputed such claim, as provided above, and if the parties do not reach a settlement of such dispute within thirty (30) days after notice of a dispute is given, any such dispute shall be submitted to arbitration in Tampa, Florida to a member of the American Arbitration Association mutually appointed by the Indemnified and Indemnifying Parties (or, in the event the Indemnified and Indemnifying Parties cannot agree on a single such member, to a panel of three members selected in accordance with the rules of such Association), who shall promptly arbitrate such dispute in accordance with the rules of such Association and report to the parties upon such disputed items, and such report shall be final, binding and conclusive on the parties. Judgment upon the award by the arbitrator(s) may be entered in any court having jurisdiction. The prevailing party in any such arbitration may, as determined by the arbitrator or arbitrators in his or their discretion, recover from, and have paid by, the other party hereto, all fees and disbursements of such arbitrator or arbitrators and reasonable attorney's fees, costs and expenses incurred by the prevailing party in such arbitration.

                    e. Payments of all amounts owing by an Indemnifying Party pursuant to this Article 9 relating to a Third Party Claim shall be made within thirty (30) days after the latest of (i) the settlement of such Third Party Claim, (ii) the expiration of the period for appeal of a final adjudication of such Third Party Claim or (iii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement. Payments of all amounts owing by an Indemnifying Party pursuant to Section 9.03(d) shall be made within thirty (30) days after the later of (i) the expiration of the sixty (60) day Indemnity Notice period or
(ii) the expiration of the period for appeal, if any, of a final adjudication or arbitration of the Indemnifying Party's liability to the Indemnified Party under this Agreement.

         SECTION 9.04 EXCLUSIVITY OF REMEDIES. The remedies provided in this Agreement shall be exclusive of any other rights or remedies available to one party against the other, either at law or in equity; provided however such remedies shall not be exclusive as to any claim based on fraud. This Article 9 regarding indemnification shall survive Closing.

         SECTION 9.05 COSTS, EXPENSES AND LEGAL FEES. Each party hereto agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by the other parties in successfully (a) enforcing any of the terms of this Agreement, or (b) proving that another party breached any of the terms of this Agreement.

                                    ARTICLE X
                                     NOTICES

         SECTION 10.01. PROCEDURE FOR GIVING NOTICES. Any and all notices or other communications required or permitted to be given under any of the provisions of this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered (excluding telephone facsimile and including receipted express courier and overnight delivery service) or mailed by first class certified U.S. mail, return receipt requested showing name of recipient, addressed to the proper party.

         SECTION 10.02. ADDRESSES FOR NOTICES. For purposes of sending notices under this Agreement, the addresses of the parties are as follows:

         As to the Acquired Company       David Seal
         and the Seller                   DSA Computer, Inc.
                                          10001 Northwest 50th Street, Suite 104
                                          Sunrise, Florida 33351

                Copy To:                  Richard Entin
                                          Entin & Canarick
                                          8411 W. Oakland Park Blvd, Suite 202
                                          Sunrise, Florida 33351

         As to the Holding Company:       Mark Cobb, President
                                          P.O. Box 172574
                                          Tampa, Florida 33672

                Copy to:                  Gregory Yadley, Esquire
                                          Shumaker, Loop & Kendrick LLP
                                          101 East Kennedy Blvd, Suite 2800
                                          Tampa, Florida 33602

         SECTION 10.03. CHANGE OF ADDRESS. A party may change its address for notices by sending a notice of such change to all other parties by the means provided in Section 9.01.



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

         SECTION 10.04. NOTICES TO THE ACQUIRED COMPANY BY THE HOLDING COMPANY AFTER CLOSING. Any notice required or permitted by this Agreement to be given to the Acquired Company by the Holding Company after the Closing shall be given by the Holding Company to the Seller.

                                   ARTICLE XI
                              LEGAL AND OTHER COSTS

         SECTION 11.01. PARTY ENTITLED TO RECOVER. In the event that any party (the "DEFAULTING PARTY") defaults in his or its obligation under this Agreement and, as a result thereof, the other party (the "NON-DEFAULTING PARTY") seeks to legally enforce his or its rights hereunder against the Defaulting Party (whether in an action at law, in equity or in arbitration), then, in addition to all damages and other remedies to which the Non-Defaulting Party is entitled by reason of such default, the Defaulting Party shall promptly pay to the Non-Defaulting Party an amount equal to all reasonable costs and expenses (including reasonable attorneys' and expert witness fees) paid or incurred by the Non-Defaulting Party in connection with such enforcement.

         SECTION 11.02. INTEREST. In the event the Non-Defaulting Party is entitled to receive an amount of money by reason of the Defaulting Party's default hereunder, then, in addition to such amount of money, the Defaulting Party shall promptly pay to the Non-Defaulting Party a sum equal to interest on such amount of money accruing at the rate of 1.5% per month during the period between the date such payment should have been made hereunder and the date of the actual payments thereof, unless otherwise adjudicated by court order, arbitration or mediation agreement.

                                   ARTICLE XII
                                  MISCELLANEOUS

         SECTION 12.01. ENTIRE AGREEMENT. This Agreement, including the Disclosure Schedule, Exhibits, Schedules, certificates and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein, superseding all prior oral or written agreements, understandings, representations and warranties. The Exhibits and Schedules attached or to be attached to this Agreement are incorporated herein and shall be deemed to be a part of this Agreement for all purposes.

         SECTION 12.02. CERTAIN TRANSACTION COSTS. The Seller shall be liable for and pay any and all excise, sales, use, stamp, documentary, filing, recordation and other transfer taxes arising in connection with the transfer of the Stock to the Holding Company hereunder and the Seller shall indemnify, defend and hold the Holding Company harmless against any and all such transfer taxes. The Holding Company shall be liable for and pay any and all excise, sales, use, stamp, documentary, filing, recordation and other transfer taxes arising in connection with the transfer of the Preferred Stock to the Seller hereunder and the Holding Company shall indemnify, defend and hold the Seller harmless against any and all such transfer taxes.

         SECTION 12.03. WAIVERS. No waiver of any provision, requirement, obligation, condition, breach or default hereunder, or consent to any departure from the provisions hereof, shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

         SECTION 12.04. AMENDMENTS. This Agreement may not be modified, amended or terminated except by a written agreement specifically referring to this Agreement signed by all of the parties hereto and amendment, modification or alteration of, addition to or termination of this Agreement or any provision of this Agreement shall not be effective unless it is made in writing and signed by the parties.

         SECTION 12.05. CONSTRUCTION. This Agreement has been negotiated by the parties, section by section, and no provision hereof shall be construed more strictly against one party than against the another party by reason of such party having drafted such provision. The order in which the provisions of this Agreement appear are solely for convenience of organization; and later appearing provisions shall not be construed to control earlier appearing provisions.

         SECTION 12.06. INVALIDITY. It is the intent of the parties that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision hereof shall be prohibited, invalid, illegal or unenforceable, in any respect, under applicable law, such provision shall be ineffective to the extent of such prohibition, invalidity or non enforceability only, without invalidating the remainder of such provision or the remaining provisions of this Agreement; and, there shall be substituted in place of such prohibited, invalid, illegal or unenforceable provision a provision which nearly as practicable carries out the intent of the parties with respect thereto and which is not prohibited and is valid, legal and enforceable.

         SECTION 12.07. MULTIPLE COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original and, taken together, shall be deemed one and the same document.

         SECTION 12.08. ASSIGNMENT, PARTIES AND BINDING EFFECT. This Agreement, and the duties and obligations of any party shall not be assigned without the prior written consent of the other party(ies). This Agreement shall benefit solely the named parties and no other person shall claim, directly or indirectly, benefit hereunder, express or implied, as a third-party beneficiary, or otherwise. Wherever in this Agreement a party is named or referred to, the successors (including heirs and personal representative of individual parties) and permitted assigns of such party, if any, shall be deemed to be included, and all agreements, promises, covenants and stipulations in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns.

         SECTION 12.09. ARBITRATION. Unless a court of competent jurisdiction shall find that a particular dispute or controversy cannot, as a matter of law, be the subject of arbitration, any dispute or controversy arising hereunder, other than suit for injunctive relief which can be granted only by a court of competent jurisdiction, shall be settled by binding arbitration in Tampa, Florida, by a panel of three arbitrators in accordance with the rules of the American Arbitration Association; provided, that the rules of discovery of the U.S. District Court with jurisdiction of the state of the arbitration shall apply. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The parties may pursue all other remedies with respect to any claim that is not subject to arbitration.

         SECTION 12.10. JURISDICTION AND VENUE. Any action or proceeding for enforcement of this Agreement and the instruments and documents executed and delivered in connection herewith which is determined by a court of competent jurisdiction not, as a matter of law, to be subject to arbitration as provided in Section 12.09 or which seeks injunctive relief shall be brought and enforced in the courts of the State of Florida in and for Broward County and in the 17th Judicial Circuit, and the parties irrevocably submit to the jurisdiction of each such court in respect of any such action or proceeding.

         SECTION 12.11. "BEST KNOWLEDGE". "Best knowledge" means, with respect to Acquired Company or Holding Company, the actual knowledge of their respective executive officers after they have made due and diligent inquiry as to the matters that are the subject of such representations and warranties and, with respect to Seller, the actual knowledge of Seller after he has made due and diligent inquiry as to the matters that are the subject of such representations and warranties.

         SECTION 12.12. APPLICABLE LAW. This Agreement and all amendments thereof shall be governed by and construed in accordance with the law of the State of Florida applicable to contracts made and to be performed therein (not including the choice of law rules thereof).

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


         IN WITNESS WHEREOF, the parties hereto have caused this agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, the day and year first above written

[Corporate Seal]                           USA DIGITAL, INC.

Attest: _____________________________      By:  _____________________________
Secretary or Assistant Secretary           Mark D. Cobb, President

[Corporate Seal]                           DSA COMPUTER, INC.

Attest: _____________________________      By:  _____________________________
Secretary or Assistant Secretary           David Seal, President

Witness                                    SELLER

_____________________________________      __________________________________
                                           David Seal, individually


                                       36